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MainStay VP Series Fund, Inc. Prospectus                          June 15, 2001

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

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 4 PORTFOLIOS IN THIS PROSPECTUS


                                                                  Growth


                                                                 Mid Cap Core Portfolio................    page A-5

                                                                 Mid Cap Growth Portfolio..............    page A-6

                                                                 Small Cap Growth Portfolio............    page A-7


                                                                  Growth & Income


                                                                 Equity Income Portfolio...............    page A-8

(Neither) the Securities and Exchange
Commission nor any state securities
commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus.
Any representation to the contrary is a
criminal offense.

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                                 WHAT'S INSIDE?

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
                                                              PAGE
                                                              ----
THE FUND AND THE SEPARATE ACCOUNTS..........................   A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW..............................   A-4
     Not insured............................................   A-4
     You could lose money...................................   A-4
     NAV will fluctuate.....................................   A-4
     More information.......................................   A-4
MID CAP CORE PORTFOLIO......................................   A-5
MID CAP GROWTH PORTFOLIO....................................   A-6
SMALL CAP GROWTH PORTFOLIO..................................   A-7
EQUITY INCOME PORTFOLIO.....................................   A-8
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-9
     TEMPORARY DEFENSIVE INVESTMENTS........................   A-9
     PORTFOLIO TURNOVER.....................................   A-9
     LENDING OF PORTFOLIO SECURITIES........................   A-9
     RISK MANAGEMENT TECHNIQUES.............................   A-9
     DERIVATIVE SECURITIES..................................   A-9
     FOREIGN SECURITIES.....................................   A-9
     RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK
       BONDS")..............................................  A-10
THE FUND AND ITS MANAGEMENT.................................  A-11
PURCHASE AND REDEMPTION OF SHARES...........................  A-12
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................  A-12
GENERAL INFORMATION.........................................  A-13

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                       THE FUND AND THE SEPARATE ACCOUNTS

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This Prospectus describes shares offered by MainStay VP Series Fund, Inc. (the
"Fund"). The Fund issues for investment nineteen separate classes of capital stock, each of which represents a separate portfolio of investments. Four of these classes of capital stock are offered by the Fund under this Prospectus -- the MainStay VP Mid Cap Core Portfolio, the MainStay VP Mid Cap Growth Portfolio, the MainStay VP Small Cap Growth Portfolio, and the MainStay VP Equity Income Portfolio (each a "Portfolio" and collectively the "Portfolios"). In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

The Fund, a diversified open-end management investment company, is a Maryland corporation organized on June 3, 1983.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the Policy (which is attached at the front of this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies
                        and Principal Risks: An Overview

This prospectus discusses four Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective, but all of the Portfolios invest, under normal market conditions, primarily in equity securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day to day portfolio management of one Portfolio and has retained MacKay Shields LLC as Sub-Adviser for three of the Portfolios.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through principal stock exchanges, such as the New York Stock Exchange or the American Stock Exchange, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this prospectus may invest in particular types of debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this prospectus.

NOT INSURED
An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of Portfolio shares, also known as the net asset value (NAV), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and Portfolio share price.

MORE INFORMATION
The next section of this prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks, performance and expenses of each of the Portfolios offered in this prospectus. Please review it carefully.

                             MID CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of the value of its total assets in the common stocks of U.S. companies with market capitalizations similar to the market capitalization of those companies in the Russell Midcap Index. New York Life Investment Management LLC ("NYLIM"), the Portfolio's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

INVESTMENT PROCESS -- NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model.

The model focuses on value, earnings, and behavioral characteristics in the market. NYLIM ranks companies in the mid-cap universe and then generally invests in those companies ranked in the top 50% of the universe. NYLIM ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that NYLIM believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top half of the ranking by the proprietary model.

The Russell Midcap(R) Index includes the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies.

                                PAST PERFORMANCE

Since the Portfolio expects to commence operations on or about July 2, 2001, there are no performance figures reflecting the Portfolio's performance.

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                            MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in U.S. common stocks and securities related to U.S. common stocks of companies with market capitalizations similar to the market capitalization of companies in the Standard & Poor's MidCap 400 Index at the time of the Portfolio's investment. To that end, the Portfolio generally invests in securities of companies with market capitalizations between $2.5 billion and $12 billion. The Portfolio seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are considered "growth stocks." MacKay Shields LLC, the Portfolio's Sub-Adviser, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.

The S&P MidCap 400 Index consists of 400 domestic common stocks chosen for market size, liquidity, and industry group representation.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. As a result, the Portfolio may invest in any securities that, in the judgment of the Sub-Adviser, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Sub-Adviser may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group, or if, in general, the Sub-Adviser does not believe that the security will help the Portfolio meet its objective.

PRINCIPAL RISKS -- Investment in common stocks and other securities related to common stocks is particularly subject to the risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indexes such as the Dow Jones Industrial Average and the S&P 500 Composite Stock Price Index ("S&P 500 Index"). The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Portfolio normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.

The Portfolio intends to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Portfolio may invest in companies that incur the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

                                PAST PERFORMANCE

Since the Portfolio expects to commence operations on or about July 2, 2001, there are no performance figures reflecting the Portfolio's performance.

                           SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Small Cap Growth Portfolio's investment objective is to seek long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in common stocks, preferred stocks, warrants and other equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2000 Index, a widely used benchmark for small cap stock performance. To that end, the Portfolio generally invests in securities of companies with market capitalizations between $50 million and $2.5 billion. MacKay Shields LLC, the Portfolio's Sub-Adviser, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies.

INVESTMENT PROCESS -- The Sub-Adviser looks for securities of companies with the following characteristics: above average revenue and earnings per share growth, participation in growing markets, and potential for positive earnings surprises and strong management, ideally with high insider ownership.

The Portfolio also invests in the securities of companies that are deemed by the Sub-Adviser to be attractive due to special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Sub-Adviser may sell a security if it no longer believes the security will contribute to meeting the objective of the Portfolio. The Sub-Adviser may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook for any particular issuer's industry sector.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The Portfolio investments may include securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Portfolio cannot predict whether future investments in IPOs will be successful. As the Portfolio grows in size, the effect of IPO investments on the Portfolio may decrease.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

                                PAST PERFORMANCE

Since the Portfolio expects to commence operations on or about July 2, 2001, there are no performance figures reflecting the Portfolio's performance.

                            EQUITY INCOME PORTFOLIO

INVESTMENT OBJECTIVE -- The Equity Income Portfolio's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio takes a flexible approach, emphasizing investments in common stocks and other equity income-producing securities, including preferred stocks and securities (including debt securities) that are convertible into common or preferred stocks. The Portfolio normally invests at least 65% of its total assets in equity income-producing securities that MacKay Shields LLC, the Portfolio's Sub-Adviser, believes are undervalued when purchased, pay cash dividends and are listed on a national securities exchange or traded in the over-the-counter market.

The Portfolio also may invest up to 35% of its total assets in equity securities that do not pay regular dividends, debt securities, U.S. government securities and cash or cash equivalents. The Portfolio also invests in convertible securities and REITs (real estate investment trusts).

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

INVESTMENT PROCESS -- The Sub-Adviser seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Sub-Adviser will seek to invest primarily in equities that pay dividends and are deemed to be undervalued based on a number of factors, including relative valuation, prospects for future earnings growth, ability to grow dividends and corporate management.

The Sub-Adviser may sell a security if it no longer believes the security will contribute to meeting the objective of the Portfolio. The Sub-Adviser may evaluate, among other things, meaningful changes in the issuer's financial condition or corporate management.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

The principal risk of investing in value stocks is that they may never reach what the Sub-Adviser believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

                                PAST PERFORMANCE

Since the Portfolio expects to commence operations on or about July 2, 2001, there are no performance figures reflecting the Portfolio's performance.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

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Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the prospectus. The information below further describes other investment practices and risks that may be pertinent to one or more of the Portfolios.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse conditions, for temporary defensive purposes each Portfolio may invest outside the scope of its principal investment focus. During such times, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, may not achieve its investment objective. Under such conditions, each Portfolio may invest without limit in money market and other investments and as described in the next section of the prospectus.

PORTFOLIO TURNOVER

Due to their trading strategies, all of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be lent to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Portfolio's Manager or Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indexes.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging". If a Portfolio's Manager or Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indexes. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or Sub-Adviser is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

FOREIGN SECURITIES

Foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios may invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. A Portfolio may, however, engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

RISKS OF INVESTING IN HIGH YIELD SECURITIES
("JUNK BONDS") (EQUITY INCOME PORTFOLIO ONLY)

Debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Sub-Adviser are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

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                          THE FUND AND ITS MANAGEMENT

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The Board of Directors supervises the business affairs and investments of each
Portfolio, which are managed on a daily basis by each Portfolio's Manager or Sub-Adviser.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), NYLIM Center, 169 Lackawanna Ave., Parsippany, N.J. 07054, serves as the Portfolios' Manager. In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of the investment portfolios of each Portfolio, subject to the supervision of the Directors. NYLIM commenced operations in April, 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). As of December 31, 2000, NYLIM and its affiliates managed over $116 billion in assets.

The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Portfolios. The Manager has delegated its portfolio management responsibilities for the Equity Income, Mid Cap Growth and Small Cap Growth Portfolios to its affiliate MacKay Shields LLC ("MacKay Shields" or the "Sub-Adviser"). The Manager pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that aren't the responsibility of the Portfolios, including the fees paid to the Sub-Adviser. Pursuant to a management contract with each Portfolio, the Manager is entitled to receive fees from each Portfolio, accrued daily and payable monthly.

For the calendar year 2001, the Fund, on behalf of the following Portfolios, will pay the Manager an aggregate fee for services performed as a percentage of the average daily net assets of that Portfolio as follows.

Equity Income Portfolio.........................     .70%
Mid Cap Core Portfolio..........................     .85%
Mid Cap Growth Portfolio........................     .75%
Small Cap Growth Portfolio......................    1.00%

The Manager is not responsible for the records maintained by the Portfolios' Custodian or Sub-Advisers, except to the extent expressly provided in the Management Agreements between the Manager and the Fund.

Where the manager has retained a Sub-Adviser, the Sub-Adviser, under the supervision of the Manager, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Sub-Adviser is paid a monthly fee by the Manager, not the Portfolios. (See the SAI for the breakdown of fees.)

SUB-ADVISER. MacKay Shields LLC, 9 West 57th Street, New York, NY 10019, is the Sub-Adviser to the Equity Income, Mid Cap Growth and Small Cap Growth Portfolios. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life. MacKay Shields became a Delaware limited liability company in 1999. As of December 31, 2000, MacKay Shields managed over $32 billion in assets.

     PORTFOLIO MANAGERS -- BIOGRAPHIES

PORTFOLIO MANAGERS:

EQUITY INCOME PORTFOLIO -- Michael Sheridan and
Richard A. Rosen

MID CAP CORE PORTFOLIO -- Harvey Fram and
Stephen B. Killian

MID CAP GROWTH PORTFOLIO -- Edmund C. Spelman and Rudolph C. Carryl

SMALL CAP GROWTH PORTFOLIO -- Edmund C. Spelman and Rudolph C. Carryl

BIOGRAPHIES:

RUDOLPH C. CARRYL -- Mr. Carryl has managed the Mid Cap Growth and Small Cap Growth Portfolios since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 23 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

HARVEY FRAM -- Mr. Fram has managed the Mid Cap Core Portfolio since inception. He joined NYLIM in March 2000. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his CFA designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

STEPHEN B. KILLIAN -- Mr. Killian has managed the Mid Cap Core Portfolio since inception. Mr. Killian has been a managing director of NYLIM since March 2000. In this role he has portfolio management responsibility for international equity funds, active quantitative equity portfolios and development of quantitative strategies.

Mr. Killian was a Portfolio Manager with Monitor Capital Advisors LLC from 1997 to 2001. From 1992 to 1997, he was a Partner and Senior Portfolio Manager at Rhumbline Advisers.

RICHARD A. ROSEN -- Mr. Rosen has managed the Equity Income Portfolio since inception. Mr. Rosen is a Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

MICHAEL C. SHERIDAN -- Mr. Sheridan has managed the Equity Income Portfolio since inception. Mr. Sheridan is a Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1996. Prior to joining MacKay Shields, he was with Arnhold & S. Bleichroeder Capital where he was responsible for value equity analysis. Mr. Sheridan has 16 years research and investment management experience.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Mid Cap Growth and the Small Cap Growth Portfolios since inception. Mr. Spelman is a Senior Managing Director at MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1983 to 1990.

                       PURCHASE AND REDEMPTION OF SHARES

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Shares in each of the Portfolios are offered to and are redeemed by the Separate
Accounts at a price equal to their respective net asset value per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

The Fund determines the net asset value per share of each Portfolio on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) for each Portfolio for purchases and redemptions of shares of each Portfolio by dividing the current market value of total Portfolio assets, less liabilities, by the total number of shares outstanding of that Portfolio. If current market values are not available, investments will be valued by another method that the Board of Directors believes accurately reflects fair value. Changes in the value of the Portfolios' securities that occur after the close of regular trading will not be reflected in the calculation of NAV unless the Manager or Sub-Adviser determines that a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made.

Certain Portfolios invest in securities that are primarily listed on foreign securities exchanges that trade on weekdays or other days when the Fund does not price shares. As a result, the net asset value of those Portfolios' shares may change on days when shareholders will not be able to purchase or redeem their shares.

In some cases, the Policies may be sold to policy owners who independently utilize the services of a third party advisor offering asset allocation and/or market timing services. NYLIAC may honor transfer and withdrawal instructions from such asset allocation and market timing services if it has received authorization to do so from the policy owner participating in the service.

We do not endorse, approve or recommend such services in any way and you should be aware that fees paid for such services are separate from and in addition to fees paid under the Policies.

Because the amounts associated with some of these transactions may be unusually large, they may disrupt the management of a Portfolio. Accordingly, the Portfolios reserve the right to not accept transfer instructions which are submitted by any person, asset allocation and/or market timing services on behalf of Policy owners. We will exercise this right only in accordance with uniform procedures that we may establish from time to time and that will not unfairly discriminate against similarly situated policy owners.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

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                                                                               -

     TAXES

Each Portfolio intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed. Federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet specified distribution requirements. Each Portfolio intends to comply with such distribution requirements and therefore does not expect to incur the four percent nondeductible excise tax.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than

55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.
     DIVIDENDS AND DISTRIBUTIONS
Each Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

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     CUSTODIAN

The Bank of New York, 100 Church Street, New York, New York 10286 is the custodian of the Portfolios' assets.

     PERFORMANCE AND YIELD INFORMATION

From time to time, the Fund may advertise yields and total returns for the Portfolios. These figures will be based on historical information and are not intended to indicate future performance. Information on the calculation of performance data is included in the SAI.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the Portfolios. A current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

TO OBTAIN INFORMATION:

Write to MainStay VP Series Fund, Inc., 51 Madison Avenue, New York, NY, 10010, or call 1-800-598-2019.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). You may visit the SEC's website at http://www.sec.gov or you may send your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009, after paying a duplicating fee, send an electronic request to publicinfo@sec.gov.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE INVESTMENT ADVISERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

RECYCLE.LOGO
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833